SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


             Date of report (Date of earliest event reported):
                    January 16, 2004 (January 15, 2003)


                        Trinity Learning Corporation
           (Exact Name of Registrant as Specified in Its Charter)


                                    Utah
               (State of Other Jurisdiction of Incorporation)

     0-8924                                                 73-0981865
(Commission File Number)                  (IRS Employer Identification No.)

     1831 Second Street
     Berkeley, California                                           94710
(Address of Principal Executive Offices)                         (Zip Code)

                               (510) 540-9300
            (Registrant's Telephone Number, Including Zip Code)



       (Former Name or Former Address, if Changed Since Last Report)


ITEM 5.   OTHER EVENTS

Press Release Regarding Agreement.
----------------------------------

On January 15, 2004, Trinity Learning Corporation (the "Company") announced that it has entered into a Strategic Development and Marketing Agreement
with Itensil, Inc.   Under the terms of the agreement, Trinity Learning and
Itensil will co-develop and market "Best_Learning_Now!," a software platform that can assist corporations and organizations to meet their workplace e-learning, training, and compliance needs. The full text of the Company's press release issued in connection with this matter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          99.1 Press Release dated January 15, 2004








                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TRINITY COMPANIES, INC.
Date: January 16, 2004             By: /s/  Douglas Cole
                                   ------------------------------------
                                   Douglas Cole, Chief Executive Officer